VAN KAMPEN SERIES FUND, INC.,
on behalf of its series,
Van Kampen Global Equity Allocation Fund

Supplement dated January 15, 2010
to the
Prospectus and the Summary Prospectus
each dated October 30, 2009,
each as previously supplemented on October 30, 2009
and January 8, 2010

The Prospectus is hereby supplemented as follows:

The line items listed below in the Example in the section entitled “Fees and Expenses of the Fund” are hereby deleted in their entirety and replaced with the following:

	One Year	Three Years	Five Years	Ten Years

Class B Shares	$748	$1,064	$1,456	$2,601

Class C Shares	$348	$ 764	$1,306	$2,786

You would pay the following expenses if you did not redeem your shares:

Class B Shares	$248	$ 764	$1,306	$2,601

Class C Shares	$248	$ 764	$1,306	$2,786

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MSGESPT 1/10